Exhibit 99.1

 Needham Growth Conference| January 2016

 Forward Looking Statements  Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Although the forward-looking statements contained in this presentation are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this presentation and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to attract new customers and increase revenue per customer; our ability to continue relationships with our customers and to negotiate favorable terms for contract renewals; our customers’ subscriber levels and financial health; our ability to derive anticipated benefits from the acquisition of DivX; our ability to successfully integrate the operations of DivX; our ability to pursue and consummate acquisitions in a timely manner; our ability to compete effectively and changes in the competitive environment; our ability to expand our product capabilities and acceptance rates of such products; our ability to accurately forecast revenue and appropriately plan expenses; our ability to integrate and expand our direct sales force; the attraction and retention of qualified employees and key personnel; our ability to protect and defend our intellectual property; unexpected events in the market for our solutions, including technological changes; general economic and market conditions; our ability to expand into new markets; future regulatory changes in our industry; foreign exchange, interest rate and credit risks. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is available on www.sec.gov and filed on www.sedar.com.

   Deliver and enable the highest quality live and on-demand digital video content experiences anywhere and on any device  NeuLion Mission

   Enormous Industry Tailwinds & Market Opportunity– Fundamental Shift to Connected Devices: More people consuming more content on more devices– Addressing Significant Industry Problem: Live video delivery is mission-critical and very difficult  Large Market Opportunity    Large, Well-Known, Blue Chip Customer Base– Strong customer relationships with major Content Owners and CE Manufacturers– Live sports and entertainment are large and growing categories   High-Profile Customer Base    Compelling Financial Metrics– Recurring revenue with high margins and steady growth– Adjusted EBITDA positive since 2013– ~60% Adjusted EBITDA contribution margin  Strong Financial Profile & Scalable Business Model    Respected and Experienced Leadership Team– Deep technology and industry expertise– Track record and experience building businesses  Experienced Management & Board    Robust Technology Platform    Proprietary, Turnkey, End-to-End, Cloud-Based, Configurable Solution– Early to market, at the forefront of shift to digital video content– High barriers to entry – unique, home-grown, end-to-end platform  Investment Highlights

NeuLion by the Numbers

- Delivered over **50,000 live sports events** last year
- **25 million** application downloads
- Over **1 billion** devices and **1 billion** downloads in market
- Stream **300+** live linear channels, 24 hours a day – Sports & Entertainment
- **7.6 million** online consumer transactions – subscription & PPV services
- **1.5 million** video assets managed by the NeuLion Digital Platform

Global Presence

- Headquartered: Plainview, NY
- TSX: NLN
- Market Capitalization: US $164m
- Enterprise Value: US $105M
- 16 offices worldwide
- 500+ employees

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NeuLion

 Y-o-Y Online Video Industry Growth (2)  Internet Video Traffic (Exabytes) (1)    33% CAGR  Mobile Traffic By Application (2)  Cisco VNI Global IP Traffic Forecast 2014-2019 as of May 2015Cisco VNI Global IP Traffic Forecast 2014-2019 as of February 2015   The Global Sports Media Consumption Report 2014Parks Associates  Growth of 4K Resolution and Adoption (4)– Global 4K-enabled TV Shipments (Millions of Units) –     71% CAGR  Digital Video Industry Trends – Rising Tide Lifts All Ships  Sports Consumption on Connect Devices (3)– Self-identified Fans in 2014 –

Shifting Dynamics for All Customer Categories

Content Owners

- Increased consumption of digital video content on connected devices
- Live and on-demand content creating massive opportunity to reach new addressable audiences
- Consumers demanding more personalized and interactive experiences
- Desire to deliver live and on-demand content anytime, anywhere

CE Manufacturers

- Devices need secure playback of digital video content
- Consumers demanding Ultra HD / 4K resolution across all of their screens

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The Challenge of Delivering Live Digital Video Content

Challenges

- Desire to deliver live and on-demand content anytime, anywhere
- Significant infrastructure investment and expertise
- Live events require real-time coordination and execution of technology and resources
- Consumers demand a more personalized and interactive experience
- Devices need support, decode, decrypt and playback capabilities in high definition

NeuLion Platform

Solution

- Proprietary, turnkey end-to-end cloud-based, configurable solution
- Seamless delivery of live content and real-time customized viewer experiences
- Device agnostic content delivery platform
- Highly extensible
- Extensive monetization options
- High quality resolution and enhanced viewing experience

7 NeuLion Confidential NeuLion

   NeuLion owns and operates every piece of the end-to-end platform that seamlessly delivers high-quality, interactive content across multiple screens  The Proprietary NeuLion Digital Platform

 Engaging tools create a destination experience  Immersive, Customized Viewing Experience  Integrated StatsMultiple Camera AnglesInstant ReplayMulti-Event StreamingTimeline Event MarkersSocial Media Integration  4  1  2  3  5  6  1  2  3  4  5  6

   Smart TVs  Gaming Devices & 3rd Party STB  Smartphones & Tablets    1080i1080p4K  NeuLion Delivers on All ScreensAll Video Formats

 Reduces complexities for content rights holdersProprietary, turnkey, end-to-end solutionSpeed time to marketDistribution to multiple devicesEnhanced viewer experienceIncreased monetization opportunitiesSuperior customer and operational service  Competitive Advantage

NeuLion Empowers the Entire Ecosystem

Content Owners

NeuLion Digital Platform


NEULION DIGITAL PLATFORM

Delivered 225+ petabytes of video last year

- End-to-end Platform
- Ingest Content Feed
- Format for Delivery
- Encode, Transcode
- Content Management
- Delivery to Any Device
- Monetization
- Performance Analytics

CE Manufacturers

DivX Video Viewing Solution

Over 1 billion CE devices shipped worldwide

- Better Screen Resolution
- Higher Quality
- Faster Adaptive Bitrate Streaming
- Reduced Buffering
- Faster Start Time, Video Loading

Video Integrators

MainConcept Advanced Media Processing



40K+ HEVC files created per month

- Video Compression-Decompression Programs
- Advanced Playback Solutions
- Integrate with Third Parties

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NeuLion

 82PB  154PB  227PB  A petabyte is 1015 bytes of digital information.  One petabyte is equivalent to 1,000 terabytes.  Usage has almost tripled since 2012  Petabytes Streamed (1)  300PB +  Increasing NeuLion Customer Usage

 Live Sports & Entertainment  Movies  User Generated  VALUE  Content Type  NeuLionFocus  NeuLion’s customers have the highest value content  Digital Content Pyramid

 Content Owners  Video Integrators  CE Manufacturers            Attractive Blue Chip Customer Base

Univision Deportes + NeuLion

Selected to Deliver the 2014 FIFA World Cup on Multiple Devices

Result: Unprecedented Digital Traffic

- Delivered mission critical live and on-demand content
- Enabled Univision users to view live streams of all matches on their connected devices
- Enabled Univision users to view real-time highlights tied to match stats, match schedules, team alerts, and others

UNIVISION DEPORTES

4x — 4x as many unique live stream viewers as the 2010 FIFA World Cup

74M — Live video streams

87% — 87% of Univision Digital WC traffic came from a mobile device, 37% for 2010 WC

10 Million unique live stream viewers, 12% lift to TV audience

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NeuLion

UFC + NeuLion

Selected to Power its Digital Video Experience Worldwide

Result: A go-to, hard-hitting online destination with access to everything UFC for fans to interact and engage with anytime, anywhere

- Complete access to pay-per-view events with ability to watch in multiple angles, score the fight round-by-round, view real-time stats and more
- Monthly subscription service, Fight Pass, gives fans access to exclusive UFC fights, original programming, behind the scenes content and access to the largest mixed martial arts fight library in the world

UFC TV

Fight Pass
The first global digital only channel

UFC FIGHT PASS

Largest mixed martial arts fight library in the world

MMA

Over 20 Devices
Supports delivery to over 20 different device models



150+ Countries

UFC.TV is available in over 150 countries

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NeuLion

Univision Now – Created and Delivered in 40 Days

NeuLion launched Univision's OTT consumer service with the below requirements

NOW

- Ad Integration – FreeWheel & Doubleclick
- TVE Authentication

Reporting Integrations

- NeuLion Real-time QoS dashboard
- Google Analytics & Omniture
- Nielsen

Multi-screen delivery with in-app purchasing

Adaptive streaming up to 4K at 60 fps

Comprehensive storefront for SVOD, linear channels, live events and transactional selling

International support for local currency, geo content filters and local language storefronts

Interactive Features:

- Closed captions
- Live to VOD clips

- Multi-event streaming
- Instant replay
- Advanced User Controls

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NeuLion

       Internal Deployments  Proprietary, End-to-End, Fully Integrated, Configurable Solution     Technology Licensee  Technology Licensee  High Perception of Value: Live Content Delivery Offered At Reasonable Price     High-cost alternative  Expensive; Potentially Ineffective  Dedicated Account Management & Customer/Operational Support        Investment in Internal Resources  Deep Industry Expertise with a Global Sales Footprint     U.S. Sales Focus  NA  Ability to Utilize Large, Recognizable Customer Base to Attract New Ones        NA  Best of Breed Platform

     Compelling Growth Drivers

Management Team



Kanaan Jemili
Chief Executive Officer



Chris Wagner
EVP, Marketplace Strategy



Arthur McCarthy
Chief Financial Officer



Roy Reichbach
General Counsel and Corporate Secretary



Michael Her
Chief Technology Officer



Ronald Nunn
EVP, Business Operations

Board of Directors



Charles B. Wang
Chairman of the Board



Nancy Li
Executive Vice Chairman



Roy Reichbach
General Counsel and Corporate Secretary



David Kronfeld
Director



James Hale
Director



Gabriel A. Battista
Director



John A. Coelho
Director



Robert E. Bostrom
Director



Shirley Strum Kenny
Director

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 Financial Overview

 Recurring license revenue drives higher visibility  High and expanding margins – Adj. EBITDA positive since 2013  Land and expand model – customers scale over time  Financial Highlights  Usage revenue provides upside potential  Scalable business model with significant operating leverage

Recurring Revenue Model

- NeuLion Digital Platform
  - Subscription basis
    - # of channels, events
    - # of connected devices
  - Variable basis
    - Volume of digital video content
    - Level of advertising and ecommerce activity
    - Support services
- DivX & MainConcept
  - Subscription license agreements and variable per unit fees


5%
40%
55%
Setup
Fixed/License Fees
Variable

Source: Management estimate, based on historical results.

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Land and Expand Revenue ModelActual Content Owner Customer Case Study  Grows over time as customers grow the:# of Channels# of EventsNumber of connected devices Volume of digital video contentGrows as more customers are added and existing customers expand their use of our solution  Note: Annotations above denote price configuration assumptions

 ($ in millions)  NeuLion 2012  NeuLion 2013  NeuLion 2014    Pro Forma 2014  Pro Forma 9M14  Pro Forma 9M15  Total Revenue  $39.0  $47.1  $55.5    $81.8  $58.5  $68.5  Cost of Revenue %  35.1%  28.2%  25.0%    25.3%  26.2%  18.4%  SG&A(1)  $23.5  $24.3  $27.1    $46.1  $32.5  $33.9  R&D  $6.7  $7.4  $8.4    $30.9  $23.2  $21.1  Adjusted EBITDA(2)  $(3.3)  $3.5  $8.4    $17.4  $11.9  $16.0  Net Income (Loss)  $(10.1)  $(2.3)  $3.6    $(24.9)  $(18.3)  $(9.1)  Includes stock based compensationAdjusted EBITDA represents net income (loss) before interest, income taxes, depreciation and amortization, stock-based compensation, acquisition-related expenses, purchase price accounting adjustments, impairment of intangibles, discount on convertible note, loss on dissolution of majority-owned subsidiary, gain on revaluation of convertible note derivative, investment income/expense and foreign exchange gain/loss.  Scalable Business Model with Significant Operating Leverage  Income Statement Highlights

 Income Statement Highlights    Q3’15  Q2’15  Q1’15  Q4’14  Q3’14  Q2’ 14  Q1’14  Total Revenue  $21.9  $22.7  $21.7  $16.5  $12.2  $13.4  $13.5  Cost of Revenue as a % of Revenue  18%  19%  20%  25%  23%  26%  26%  SG&A(1)  $11.2  $11.4  $9.9  $8.0  $6.3  $6.4  $6.4  R&D  $6.6  $7.5  $5.3  $2.1  $2.1  $2.2  $2.0  Non-GAAP Adjusted EBITDA  $5.0  $4.2  $6.8  $3.5  $1.3  $1.6  $2.0  GAAP Net Income (Loss)  $(3.1)  $(3.2)  $(0.5)  $1.6  $0.2  $0.6  $1.1  Diluted EPS  $(0.01)  $(0.01)  $0.00  $0.01  $0.00  $0.00  $0.00  High margin business with increasing revenue momentumCrossed over to GAAP profitability in Q4 2013First and fourth quarters are seasonally strongestQ1 2015 includes 2 months of DivXQ2 2015 includes first full quarter of DivX  Scalable Business Model with High Operating Leverage  Includes stock based compensation

 (in $000)  9/30/2015   6/30/2015   3/31/2015   12/31/2014  Cash & Equivalents  59,064  34,059  35,225  25,898  Accounts Receivable *  15,980  22,519  31,177  8,056  Total Current Assets  80,239  61,131  70,435  36,287  Accounts Payable  22,931  6,996  12,201  14,362  Deferred Revenue  11,596  9,364  10,978  9,602  Total Current Liabilities  43,960  24,100  31,400  29,212  Convertible Note and Note Derivative**   0  0  27,119  0  Working Capital  36,279  37,031  39,035  7,075  Other Long-Term Liabilities  6,761  6,985  7,268  2,673  Total Redeemable Preferred Stock ***  14,977  14,970  14,962  14,955  Total Equity  59,452  61,627  37,284  5,099  Total Liabilities and Equity  125,150  107,691  118,034  51,938     * Reflects accounting for the DivX acquisition ** Part of the consideration for the DivX acquisition converted to 25.8M common shares on June 4, 2015*** On November 19, 2015, the redeemable preferred stock were converted into 36.3m shares of common stock.  Q2 Balance Sheet Highlights

 Capital Structure and Ownership  Security    Fully Diluted Shares Outstanding  Common Stock    280,701,974  Options/Restricted Stock/Warrants - Average exercise price: $0.50     33,137,836   Total    313,839,630  Insider Ownership (Common Stock only)  Shares/Millions   % O/S  Nancy Li, Executive Vice Chairman  40.2  14  Charles Wang, Chairman  36.1  13  PCF1, LLC (DivX)  63.5  23  JK&B Capital V LP (Board Member control)  20.6  7  JK&B Capital V Special Opp. LP (Board member control and Charles Wang 86% ownership)  15.5  5  Other Insider Ownership  16.3  6   Total  192.2  68

   Enormous Industry Tailwinds & Market Opportunity– Fundamental Shift to Connected Devices: More people consuming more content on more devices– Addressing Significant Industry Problem: Live video delivery is mission-critical and very difficult  Large Market Opportunity    Large, Well-Known, Blue Chip Customer Base– Strong customer relationships with major Content Owners and CE Manufacturers– Live sports and entertainment are large and growing categories   High-Profile Customer Base    Compelling Financial Metrics– Recurring revenue with high margins and steady growth– Adjusted EBITDA positive since 2013– ~60% Adjusted EBITDA contribution margin  Strong Financial Profile & Scalable Business Model    Respected and Experienced Leadership Team– Deep technology and industry expertise– Track record and experience building businesses  Experienced Management & Board    Robust Technology Platform    Proprietary, Turnkey, End-to-End, Cloud-Based, Configurable Solution– Early to market, at the forefront of shift to digital video content– High barriers to entry – unique, home-grown, end-to-end platform  Investment Highlights